INVESCO VALUE TRUST
                            INVESCO Total Return Fund

                 Supplement to Prospectus dated January 1, 1998

     The Section of the INVESCO Total Return Fund's Prospectus entitled "Annual Fund Expenses" is amended to (1) delete the first paragraph and, (2) substitute the following paragraph in its place:

          The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares. Effective June 1, 1998, the Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. (See "How Shares Can Be Purchased.")

     The Section of the INVESCO Total Return Fund's Prospectus entitled "How Shares Can Be Purchased" is amended to add the following information at the end of the Section:

               Distribution  Expenses.  The Fund is authorized  under a Plan and
          Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gains distributions) of the Fund on or after June 1, 1998. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of trustees of the Trust in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

               In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Trust and its board of trustees, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

               Under the Plan, the Trust's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net New Assets during the month. IDI is not entitled to payment for the Fund's overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution- related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Trust or other mutual funds advised by IFG or distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by IFG. Subject to review by the Fund's trustees, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, including profits from investment advisory fees received from a Fund, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

The date of this Supplement is May 8, 1998.

                               INVESCO VALUE TRUST

                Supplement to Statement of Additional Information
                              dated January 1, 1998

     The Section of the Trust's Statement of Additional Information entitled "Investment Policies and Restrictions" is amended to (1) delete investment restriction number 2, and (2) substitute the following in its place:

          (2) With respect to seventy-five percent (75%) of the Total Return Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause a Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

     The Section of the Trust's Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to (1) delete the second paragraph, and
(2) substitute the following paragraph in its place:

               Distribution Plan. As discussed in the Prospectuses, the Trust has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved on May 16, 1997 with respect to the Value Equity and Intermediate Government Bond Funds and February 3, 1998 with respect to the Total Return Fund, at meetings called for such purpose by a majority of the trustees of the Trust, including a majority of the trustees who neither are "interested persons" of the Trust nor have any financial interest in the operation of the Plan ("12b-1 trustees"). The Plan was approved by shareholders of the Value Equity and Intermediate Government Bond Funds on October 28, 1997 and by shareholders of the Total Return Fund on May 6, 1998.

     The Section of the Trust'st Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to (1) delete the first sentence of the third paragraph, and (2) substitute the following sentence in its place:

               The Plan provides that these Funds may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Fund's new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions added on or after November 1, 1997 with respect to the Value Equity and Intermediate Government Bond Funds and June 1, 1998 with respect to the Total Return Fund to compensate IDI for expenses incurred by it in connection with the distribution of a Fund's shares to investors.

     The Section of the Trust's Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to (1) delete the fourth paragraph, and
(2) substitute the following paragraph in its place:

               The Plan was not implemented until November 1, 1997 with respect to the Value Equity and Intermediate Government Bond Funds and will not be implemented until June 1, 1998 with respect to the Total Return Fund. Therefore, for the fiscal year ended August 31, 1997, the Funds made no payments to IFG (the predecessor of IFG as distributor of shares of the Funds) under the Plan.

The date of this Supplement is May 8, 1998.